UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

NuStar GP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
State or other jurisdiction Of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2330 North Loop 1604 West San Antonio, Texas	78248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Non-employee Directors

In accordance with compensation arrangements described in NuStar GP Holdings, LLC’s (the “Company”) proxy statement filed March 18, 2008 and its Current Report on Form 8-K filed July 31, 2008, effective on November 6, 2008, each non-employee director on the Board of Directors of the Company is granted restricted units of NuStar GP Holdings, LLC (“Restricted Units”) with an aggregate value of $50,000 (calculated using the closing price of the Company’s common units on the New York Stock Exchange on the effective date). The Restricted Units were granted pursuant to the Company’s Amended and Restated Long-Term Incentive Plan (the “Plan”). The Restricted Units vest in annual one-third increments beginning on the first anniversary of the grant date.

Named Executive Officers

Upon recommendation from its Compensation Committee, on October 22, 2007, the board of directors (the “Board”) of the Company, approved certain long-term incentive awards for its executive officers and certain key employees, effective November 6, 2007.

Restricted units. Effective November 6, 2008, restricted units of the Company were issued to executive officers in the quantities listed below. The Restricted Units were granted pursuant to the Plan. The Restricted Units will vest in annual one-fifth increments beginning on the first anniversary of the grant date. The Restricted Units are subject to forfeiture prior to vesting per the terms of the Plan.

Executive	Restricted Units
Curtis V. Anastasio, Chief Executive Officer	8,700

Bradley C. Barron, Senior Vice President, General Counsel and Secretary	2,700

Steven A. Blank, Senior Vice President, Chief Financial Officer and Treasurer	3,400

Michael H. Hoeltzel – Senior Vice President	2,400

Thomas R. Shoaf, Vice President and Controller	1,300

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.01	NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan- incorporated by reference to Exhibit 10.01 to NuStar GP Holdings, LLC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

*10.02	Form of 2008 Non-employee Director Restricted Unit Agreement under the NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan.

*10.03	Form of Restricted Unit Award Agreement under the NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar GP Holdings, LLC

Date: November 10, 2008	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Assistant Secretary

EXHIBIT INDEX

Number	Exhibit
10.01	NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan- incorporated by reference to Exhibit 10.01 to NuStar GP Holdings, LLC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

*10.02	Form of 2008 Non-employee Director Restricted Unit Agreement under the NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan.

*10.03	Form of Restricted Unit Award Agreement under the NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan.

*	Filed herewith